Pioneer Fund VCT Portfolio
Summary Prospectus | May 1, 2022
Class I Shares	Class II Shares
Before you invest, you may want to review the portfolio’s prospectus, which contains more information about the portfolio and its risks. You can find the portfolio’s prospectus, statement of additional information, reports to shareholders, and other information about the portfolio online at https://www.amundi.com/usinvestors/Resources/Download-Literature. You also can obtain this information at no cost by calling 1-800-225-6292 or by sending an email request to ask.pioneer@pioneerinvestments.com. The portfolio’s current prospectus and statement of additional information, dated May 1, 2022, the independent registered public accounting firm’s report and financial statements in the portfolio’s annual report to shareholders dated December 31, 2021, are incorporated by reference into this summary prospectus.

Summary Prospectus
Portfolio summary
Investment objectives
Reasonable income and capital growth.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio. Your costs would be higher if fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option were included. Please consult your insurance company’s separate account prospectus or disclosure document for more information.
Annual portfolio operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.14%	0.14%
Total Annual Portfolio Operating Expenses	0.79%	1.04%
Example
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio’s total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Number of years you own your shares (with or without redemption)
	1	3	5	10
Class I	$81	$252	$439	$978
Class II	$106	$331	$574	$1,271
Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 87% of the average value of the portfolio.
Principal investment strategies
The portfolio invests in a broad group of carefully selected securities that the portfolio's adviser believes are reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests predominantly in equity securities. For purposes of the portfolio's investment policies, equity securities include common stocks and other equity instruments, such as securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.
The portfolio primarily invests in securities of U.S. issuers. The portfolio may invest up to 15% of its total assets in securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The portfolio may invest up to 15% of its net assets in REITs.
The portfolio may invest in initial public offerings of equity securities. The portfolio may also invest in investment grade and below investment grade debt securities (known as “junk bonds”).
The portfolio may, but is not required to, use derivatives. The portfolio may use derivatives, such as stock index futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio may also hold cash or other short-term investments.
The portfolio's investment adviser uses a value approach to select the portfolio's investments to buy and sell. Using this investment style and environmental, social and corporate governance (ESG) analysis described below, the adviser seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. In selecting securities, the adviser considers a security's potential to provide a reasonable amount of income. The adviser focuses on the quality and price of individual issuers.
The adviser integrates ESG analysis into its investment process by focusing on companies with sustainable business models and evaluating ESG-related risks as part of its research recommendations. In addition, the adviser generally excludes corporate issuers that do not meet or exceed minimum ESG standards, based on a system that uses ESG ratings provided by third parties or internal sources. When using ESG ratings to exclude corporate issuers and evaluating ESG issues generally, the adviser considers ratings in the context of an issuer’s respective sector or industry. The fund generally will not invest in companies significantly involved in certain business activities, including but not limited to, the production of alcohol, tobacco products and certain controversial military weapons, and the operation of thermal coal mines and gambling casinos and other gaming businesses.
Principal risks of investing in the portfolio
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.
Market risk. The market prices of securities or other assets held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the portfolio's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; changes in currency exchange rates; global pandemics; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced

Summary Prospectus
particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the portfolio’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Interest rates are very low, which means there is more risk that they may go up. In some cases yields are negative. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China, or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia's military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the portfolio’s investments may be negatively affected. The portfolio may experience a substantial or complete loss on any security or derivative position.
Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.
Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region, market segment or industry, or about an investment strategy, may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and data used by the adviser.
ESG risk. The portfolio’s adviser considers ESG factors in making investment decisions. Excluding specific issuers limits the universe of investments available to the portfolio as compared with other funds that do not consider ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG factors. Accordingly, the portfolio may underperform other funds that do not utilize an investment strategy that considers ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks. Further, in implementing its ESG approach, the adviser focuses on investment considerations that relate to potential return and risk, without sacrificing these considerations for non-economic purposes. In considering ESG factors, the portfolio’s adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
Risks of investments in real estate related securities. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

Risks of warrants and rights. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the portfolio loses any amount it paid for the warrant. The failure to exercise subscription rights to purchase common shares would result in the dilution of the portfolio’s interest in the issuing company.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. The purchase of IPO shares may involve high transaction costs.
Risks of investment in other funds. Investing in other investment companies, including other funds managed by the adviser, subjects the portfolio to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the portfolio will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the portfolio's investments.
If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities.

Summary Prospectus
Sanctions or other government actions against certain countries could negatively impact the portfolio’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain portfolio investments, on portfolio performance and the value of an investment in the portfolio, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.
Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.
Derivatives risk. Using stock index futures and options and other derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Valuation risk. The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued the securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Liquidity risk. Some securities and derivatives held by the portfolio may be or become impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. If the portfolio is forced to sell an illiquid asset or unwind a derivatives position to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.
Redemption risk. The portfolio may experience heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the portfolio’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt portfolio operations, interfere with the portfolio’s ability to calculate its NAV, prevent portfolio shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the portfolio and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.
Expense risk. Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual portfolio operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.
An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The portfolio's past performance
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I and Class II shares of the portfolio over time and compares these returns to the returns of the Standard & Poor’s 500 Index (the S&P 500), a broad-based measure of market performance that has characteristics relevant to the portfolio’s investment strategies.
The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.
The portfolio's past performance does not necessarily indicate how it will perform in the future.

Summary Prospectus
Annual return Class I Shares (%)
(Year ended December 31)

For the period covered by the bar chart:
	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	20.04%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-16.51%	01/01/2020 to	03/31/2020
Average annual total return (%)
(for periods ended December 31, 2021)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class I	27.98	20.15	16.19	9.13	10/31/1997
Class II	27.65	19.84	15.90	7.66	05/01/2000
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	28.71	18.47	16.55	9.09	10/31/1997

Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Jeff Kripke, Senior Vice President of Amundi US (lead portfolio manager) (portfolio manager of the portfolio since 2015); John A. Carey, Managing Director and Director of Equity Income, U.S. of Amundi US (portfolio manager of the portfolio since 1997);
Craig Sterling, Managing Director, Director of Core Equity and Head of Equity
Research, U.S. of Amundi US (portfolio manager of the portfolio since 2019); and
James Yu, Vice President and Associate Portfolio Manager of Amundi US (portfolio manager of the portfolio since 2019)

Tax information
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company’s Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.
Payments to broker-dealers and other financial intermediaries
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.
In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company’s separate account prospectus or disclosure document may contain additional information about these payments.

Notes

Notes

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